CONVERTIBLE PROMISSORY NOTE

$300,000.00
                                                          Date: November 17,2000

     For value received, the undersigned, WATERCHEF, INC. ("Borrower" or "Water Chef"), a Delaware corporation, having a place of business at 1007 Glen Cove Avenue, Glen Head, New York, hereby promises to pay to the order of 4 CLEAN - LINDH JOINT VENTURE, a New York Joint Venture, with a location at c/o Law Offices of Howard L. Mann, Esq., 50 Main Street, Suite 1076, White Plains, NY 10606 ("4 Clean"), the principal sum of THREE HUNDRED THOUSAND AND 00/0100 DOLLARS ($300,000.00) or such lesser sum as may be due and owing in accordance with advances made in accordance with the terms and provisions of this Promissory Note ("Note").

     Subject to the provisions of this Note, advances under this Note, up to a maximum of $300,000.00, shall be made available to the Borrower as follows:
$100,000.00 on November 17, 2000: $50,000 on December 15, 2000; and $50,000 on
January 19, 2001. In addition, 4 Clean shall pay up to $100,000.00 of WaterChef's sales related costs and expenses, including, but not limited to, trade shows, foreign trademark and patent fees, and the registration costs relating to the 5,500,000 shares of WaterChef common stock this Note is convertible into. Borrowings shall be advanced in accordance with this Note and 4 Clean and Borrower shall sign appropriate memoranda to memorialize each borrowing at the rate of TEN PERCENT (10%) per annum calculated on actual days elapsed based on a 360 day year. The Loans, inclusive of interest, are due and payable on January 15, 2002.

     If any payment due under this Note remains unpaid fifteen days or more after the dated due, 4 Clean may, in addition to and without waiving any of its other rights, assess a late charge equal to four percent (4%) of the amount of the payment. Any late charge assessed shall be payable with the next payment due.

     4 Clean shall have the right to exchange the debt owed by Borrower -- the ten percent (10%) convertible note due January 15, 2002 -- for WaterChef, Inc. common stock. The debt can be exchanged for and is convertible into WaterChef, Inc. common stock at 0.05 Dollars ($0.05) per share. The right to exchange the Convertible Promissory Note into common stock commences when 4 Clean has made a total of $300,000.00 of loans to or payments for WaterChef, Inc. and expires on January 14, 2002, at 5:00 PM Eastern Standard time, unless extended by WaterChef, Inc.

     This right to convert is for a total of 6,000,000 shares of WaterChef Common Stock, of which 500,000 shares will be freely tradeable registered shares and 5,500,000 shares will be restricted shares which only may be sold under Rule 144 or an appropriate exemption from registration or registration under the Securities Act of 1933, as amended. The 5,500,000 shares shall bear a legend in substantially the following form on the face thereof:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION UNDER THE ACT, UNLESS IN THE OPINION OF COUNSEL TO THE ISSUER AN EXEMPTION FROM

REGISTRATION IS AVAILABLE

At 4 Clean's request and at their expense, Borrower will cause the registration of the 5,500,000 shares.

     WaterChef shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Convertible Promissory Note, such number of shares of Common Stock as shall be issuable upon the exercise hereof. WaterChef covenants and agrees that, upon exercise of this Convertible Promissory Note and payment of the Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable. In the event any change, such as a merger, consolidation, recapitalization, reclassification, stock split or stock dividend, is made in WaterChef's capitalization which results in an increase or decrease in the number of outstanding shares of common stock, an adjustment will automatically be made in the price of each share of stock under this Agreement and in the number of shares that may be exercised under this Agreement so that 4 Clean has the right to purchase the same percentage of common stock at the same price as 4 Clean had before the change in capitalization and so that 4 Clean's economic benefit is not decreased.

     This Note shall be payable in lawful money of the United States of America in immediately available funds. All payments on this Note shall be applied first to the payment of late charges or other charges due and payable under this Note, next to the payment of accrued interest, and then to the payment of principal. Any payment which is required to be made on a day which is not a banking business day in the State of New York shall be payable on the next succeeding banking business day.

     Borrower hereby waives presentment, notice of dishonor, protest, notice of protest and any or all other notices or demands in connection with the delivery, acceptance, performance, endorsement, guaranty, collection and enforcement of this Note. The liability of the Borrower hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by 4 Clean or any other holder hereof, including but not limited to any extension of time, renewal, waiver or other modification. Any failure of 4 Clean or any other holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time thereafter. 4 Clean or any other holder may accept late payments or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Borrower therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by 4 Clean, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Note cannot be changed or terminated orally or by estoppel or waiver or by an alleged oral modification regardless of any claimed partial performance related thereto.

     Any notice from 4 Clean to Borrower shall be deemed given when delivered by hand to Borrower or when deposited in the United States mail and addressed to Borrower at the last address of Borrower appearing on 4 Clean's records.

     This note is governed by and shall be construed in accordance with the laws of the state of New York applicable to instruments made and to be performed wholly in New York. If any provision of this Note is held to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect the validity of any other provision hereof.

     BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT TO OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK. BORROWER CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE SUBJECT MATTER.

     IN ANY ACTION, SUIT OR PROCEEDINGS IN RESPECT OF OR ARISING OUT OF THIS NOTE, 4 CLEAN AND BORROWER BOTH WAIVE TRIAL BY JURY, AND BORROWER ALSO WAIVES
(1) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, (2) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE AND (3) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

     If this Note is executed by more than one person or entity, then each person and/or entity shall be jointly and severally liable on this Note and the term "Borrower" shall mean each, any or all of such persons and/or entities. This Note shall be binding upon the Borrower and its successors or assigns.



                                            WATERCHEF, INC.

                                            By:  /s/  David Conway
                                              -----------------------------
                                                      David Conway
                                                      President/CEO
                                                      11/17/2000